SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))
|_|   Definitive Proxy Statement

                        AQUIS COMMUNICATIONS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-5(g) and 0-11.

1)    Title of each class of securities to which transaction applies:

                                      N/A
--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

                                      N/A
--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

                                      N/A
--------------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:
                                      $
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(1)   Set forth the amount on which the filing fee is calculated and state how it was determined.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: ___________________________________________________
2) Form, Schedule or Registration Statement No.: ______________________________
3) Filing Party: _____________________________________________________________
4) Date Filed: _______________________________________________________________

                        AQUIS COMMUNICATIONS GROUP, INC.
                           1719 A Route 10, Suite 300
                          Parsippany, New Jersey 07054

June __, 1999

Dear Stockholder:

      You are cordially invited to attend a Special Meeting of stockholders of Aquis Communications Group, Inc. which will be held at _______________________ on Thursday, July 29, 1999 at 10:00 a.m.

      At the Special Meeting, you will be asked to vote on a proposal to authorize an amendment to Aquis' Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock. Details of the business to be conducted are more fully described in the attached Notice of Special Meeting and Proxy Statement.

      It is important that your shares be represented at the Special Meeting whether or not you are present. Please be sure to sign, date and mail the enclosed Proxy Card in the postage-paid envelope provided -- even if you plan to attend in person. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote FOR the amendment proposal. If you fail to return a properly executed proxy card, it will have the same effect as a vote AGAINST the amendment proposal.

      If you attend the Special Meeting, you may vote in person even if you have already mailed in your Proxy Card.

      On behalf of the Board of Directors and all the employees of Aquis, I wish to thank you for your continued support.

                                    Cordially,

                                    Patrick M. Egan
                                    Chairman of the Board

                     Every Stockholder's Vote Is Important.
                   Please Complete, Sign, Date and Return Your
                  Proxy Card Promptly in the Enclosed Envelope.

                        AQUIS COMMUNICATIONS GROUP, INC.
                           1719 A Route 10, Suite 300
                          Parsippany, New Jersey 07054

                            ------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

      Notice is hereby given that a Special Meeting of stockholders of Aquis Communications Group, Inc. will be held at 10:00 a.m., local time, on Thursday, July 29, 1999 at _____________________________ for the following purposes:

            1. To consider and act upon a proposal to authorize an amendment to Aquis' Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 29,000,000 to 75,000,000.

            2. To consider and act upon any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

      The Board of Directors has fixed the close of business on Monday, June 28, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof. Shares of Common Stock can be voted at the Special Meeting only if the holder is present at the Special Meeting in person or by valid proxy.

                                          By Order of the Board of Directors


                                          D. Brian Plunkett, Secretary

Parsippany, New Jersey
June __, 1999

                        AQUIS COMMUNICATIONS GROUP, INC.
                           1719 A Route 10, Suite 300
                          Parsippany, New Jersey 07054

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

                                                                   June   , 1999

General

This Proxy Statement is being furnished to holders of shares of Common Stock, par value $0.01 per share, of Aquis Communications Group, Inc. in connection with the solicitation of proxies on behalf of the Board of Directors of Aquis to be voted at a Special Meeting of stockholders, which will be held at 10:00 a.m., local time, on Thursday, July 29, 1999 at _____________________________________.
The purpose of the Special Meeting is to consider and act upon a proposal to authorize an amendment to Aquis' Certificate of Incorporation to increase the number of authorized shares of Common Stock from 29,000,000 to 75,000,000 (the "Amendment Proposal").

      This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about June 28, 1999.

                           PROPOSAL - AUTHORIZATION OF
                   INCREASED NUMBER OF SHARES OF COMMON STOCK

      The Board of Directors has authorized and recommends that stockholders also authorize an amendment to Article FOURTH of the Restated Certificate of Incorporation to increase to 75,000,000 the authorized number of shares of Common Stock. The text of the proposed amendment is set forth in Exhibit A to this Proxy Statement. Article FOURTH of the Restated Certificate of Incorporation currently authorizes the issuance of 29,000,000 shares of Common Stock, par value $.01 per share.

      The authorized capital stock of Aquis currently consists of (i) 29,000,000 shares of Common Stock, of which 15,222,000 shares were issued and outstanding as of the record date and 1,500,000 shares were reserved for issuance upon exercise of options under Aquis' Stock Option Plan (1,286,095 of which are currently outstanding) and (ii) 1,000,000 shares of Preferred Stock, of which no shares were issued and outstanding as of the record date.

      The Board is seeking approval of additional shares for the purpose of giving Aquis flexibility to issue additional shares of Common Stock to advance Aquis' long range plans to make strategic acquisitions to enhance the value of Aquis for the benefit of all of its stockholders. Over half of the existing authorized shares of Common Stock are currently issued and outstanding. If the Amendment Proposal is approved by the stockholders, the additional shares of Common Stock may be used to acquire assets or stock of targeted companies or to raise money to fund such acquisitions. Although Aquis has not committed itself to any specific acquisitions at this time, Aquis has been discussing potential acquisitions with several entities.

      In addition to being available in connection with future acquisitions, the additional shares could also be available for issuance from time to time for other purposes approved by the Board, including stock offerings, stock splits, stock dividends, stock options and employee benefits. The approval of the Amendment Proposal should allow Aquis the flexibility to act quickly to consummate advantageous transactions, without the expense and delay of a special stockholders' meeting. No further authorization by the stockholders will be necessary to approve acquisitions involving the issuance of the additional shares of Common Stock subject to the Amendment Proposal, unless required by Delaware law or the Nasdaq Stock Market rules. In general, Delaware law and the Nasdaq Stock Market rules would require that the issuance of Common Stock in a merger or business combination, which would increase the outstanding Common Stock by twenty percent (20%) or more, be approved by Aquis' stockholders at an annual or a special meeting of the stockholders.

      The general effect of the issuance of the additional shares of Common Stock authorized by the approval of the Amendment Proposal will be the pro-rata dilution of all of the current stockholders of Aquis. The availability of authorized but unissued shares could affect the ability of a third party to gain voting control of Aquis, because the Board could authorize issuance in a private placement or otherwise to one or more persons and dilute the voting power of a potential acquiror. Additionally, unissued shares could be issued in circumstances that would dilute the equity position of a potential acquiror. In either of these situations, the issuance of additional shares could impact a potential takeover. The Board has no present intention to issue additional shares to implement defensive or anti-takeover devices.

      The Amendment requires the approval of a majority of the shares of Common Stock outstanding as of the record date and, if the Common Stock Amendment is so approved at the Special Meeting, the Board will amend Article Fourth of the Certificate to increase the number of authorized shares of Common Stock from 29,000,000 shares to 75,000,000 shares.

Board Recommendation

      The Board of Directors recommends a vote FOR the Amendment Proposal.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Record Date; Voting Rights; Proxies

      The Board of Directors has fixed the close of business on Monday, June 28, 1999 as the record date for determining holders entitled to notice of and to vote at the Special Meeting.

      As of the record date, there were 15,222,000 shares of Common Stock issued and outstanding, each of which entitles its holder to one vote. All shares of the Common Stock outstanding as of the record date represented by properly executed proxies, unless such proxies have been previously revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares of Common Stock will be voted in favor of the Amendment Proposal. Aquis does not know of any matters other than as set forth herein that are to come before the Special Meeting. If any other matter or matters are properly presented for action at the Special Meeting, the persons named in the enclosed form of proxy


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

will have the discretion to vote on such matters in accordance with their best judgment, unless such authorization is withheld.

      A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of revocation bearing a later date to the Secretary of Aquis, by signing and returning a later-dated proxy with respect to the same shares, or by attending and voting in person at the Special Meeting. However, mere attendance at the Special Meeting will not in and of itself have the effect of revoking the proxy.

      If the Special Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Special Meeting all proxies, except for any proxies that have theretofore effectively been revoked or withdrawn, will be voted in the same manner as such proxies may have been effectively voted on the same or any other matter at a previous meeting.

      Votes cast by proxy or in person at the Special Meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether or not a quorum is present. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on "routine" matters. Absent specific instructions from the beneficial owners in the case of "non-routine" matters, the brokers may not vote the shares. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. The Amendment Proposal would be considered a routine matter.

      Pursuant to the Aquis' Bylaws, abstentions and "broker non-votes" are counted only for the purpose of determining whether a quorum is present. Therefore, a properly executed proxy marked "ABSTAIN" (or an abstention at the Special Meeting) and shares represented by "broker non-votes" will be counted for purposes of determining whether there is a quorum at the Special Meeting but will have the effect of a negative vote on the approval of the Amendment Proposal.

Solicitation of Proxies

      The accompanying form of proxy is being solicited on behalf of the Board of Directors of Aquis. The expenses of solicitation of proxies for the meeting will be paid by Aquis. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers, or regular employees of Aquis or its subsidiaries.

Quorum

      The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information as of the record date, based on information obtained from the persons named below or from documents filed by them with the


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

Commission, which information Aquis has not independently verified, with respect to the beneficial ownership of shares of Common Stock by (i) each person known by Aquis to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each director and Named Executive Officer and (iii) all of Aquis' executive officers and directors as a group.

                                                    Number of    Percentage of
                                                      Shares      Outstanding
                                                   Beneficially     Common
Name and Address(1)                                   Owned         Stock(2)
-------------------                               -------------  -------------
Leonard D. and Nancy Fink(3) ...................   1,020,372            6.7%
Richard J. Giacchi(4) ..........................     889,406            5.8
Robert Davidoff(5) .............................     285,168            1.8
Monte Engler(6) ................................      59,396              *
Michael Salerno(7) .............................   2,091,861           13.7
Select Paging Investors, L.P.(7) ...............   2,056,293           13.5
Patrick Egan(8) ................................   1,085,722            7.1
Robert Green ...................................   1,289,351            8.5
John B. Frieling(9) ............................   1,002,582            6.6
Deerfield Partners, LLC(9) .....................   1,002,582            6.6
Deerfield Capital, L.P.(9) .....................     780,280            5.1
John X. Adiletta ...............................     937,225            6.2
D. Brian Plunkett ..............................           0              0
All executive officers and directors as a          6,923,942           45.5
group (7 persons)(3)(5)(6)(7)(8)(9).............

----------
*     Less than 1%

(1) The business address of Leonard Fink is MessageBank, 250 West 57th Street, New York, New York 10019. The business address of Robert Davidoff is CMNY Capital, 135 East 57th Street, New York, New York 10022-2101. The business address of John B. Frieling is c/o Deerfield Capital, L.P., 20 North Main Street, Suite 120, Sherborn, MA 01770. The business address of Patrick Egan is c/o Select Security, Inc., 1706 Hempstead Road, Lancaster, PA 17601. The business address of John X. Adiletta, D. Brian Plunkett and Richard Giacchi is c/o Aquis Communications, Inc., 1719A Route 10, Suite 300, Parsippany, NJ 07054. The business address of Michael Salerno is c/o Select Paging Investors, L.P., 4718 Old Gettysburg Road, Mechanicsburg, PA 17055. The business address of Robert Green is c/o Robert Green Communications, Inc., 210 West Market Street, Pottsville, PA 17901.

(2) Unless otherwise noted, Aquis believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. These percentages are based on 15,222,000 shares of Common Stock outstanding as of the record date. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, option or warrants that are held by


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

      such person (but not those held by any other person) and which are exercisable or convertible within 60 days have been exercised or converted.

(3) Includes (i) 550,035 shares held of record by Leonard Fink and (ii) 470,337 shares held of record by Nancy Fink, Leonard Fink's wife. Mr. and Mrs. Fink each disclaim any beneficial ownership of the shares held of record by the other. Excludes any shares held of record by the adult children of Mr. and Mrs. Fink.

(4) Includes 511,353 shares held of record by Richard Giacchi, 41,516 shares held of record by trusts for the benefit of his minor children and 336,537 shares held of record by Celeste Rusin, his former wife (over which Mr. Giacchi possesses voting control until July 1, 2001). Excludes any shares held of record by Mr. Giacchi's adult children.

(5) Includes 235,168 shares owned by CMNY Capital I and CMNY Capital II; Mr. Davidoff is a general partner of CMNY Capital I and CMNY Capital II and disclaims beneficial ownership of such shares. Includes 5,000 shares which may be acquired pursuant to options exercisable within sixty (60) days of the date hereof.

(6) Includes 5,000 shares which may be acquired pursuant to options exercisable within sixty (60) days of the date hereof. Also includes 29,396 shares held of record by Mr. Engler's wife and he disclaims any beneficial ownership thereof. Excludes 18,182 shares held by Phillips Nizer Benjamin Krim & Ballon LLP ("PNBKB"), as to which Mr. Engler disclaims beneficial ownership. Mr. Engler is a partner of PNBK&B.

(7) Includes 35,568 shares held of record by Michael Salerno. Mr. Salerno is the Managing Director of Select Capital, Inc., which in turn is the general partner of Select Paging Investors, L.P. Mr. Salerno disclaims any beneficial ownership of the 2,056,293 shares of the Company's Common Stock owned by Select Paging Investors, L.P.

(8) Excludes the shares beneficially owned by Deerfield Partners, LLC ("Deerfield Partners"), in which Mr. Egan has a 4% equity interest.

(9) John Frieling is the Managing Director of Deerfield Partners, which in turn is the general partner of Deerfield Capital, L.P. ("Deerfield Capital" and together with Deerfield Partners, the "Deerfield Entities"). Deerfield Partners is the recordholder of 222,303 shares (1.5%) and Deerfield Capital is the recordholder of 780,280 shares (5.1%). Mr. Frieling disclaims any beneficial ownership of the shares of the Company's Common Stock owned by the Deerfield Entities.

                                  OTHER MATTERS

      It is not expected that any matters other than those described in this Proxy Statement will be brought before the Special Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxy in accordance with the discretion of the persons named in such proxy.


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

                              STOCKHOLDER PROPOSALS

      Any stockholder proposal which is intended to be presented at the next Special Meeting of stockholders of the Company must be received at Aquis' principal executive offices,1719 A Route 10, Suite 300, Parsippany, N.J. 07054,
Attention: Secretary, by no later than November 12, 1999, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.


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

                                    Exhibit A

      Article FOURTH, Section 1 of the Restated Certificate of Incorporation shall be amended by deleting such Section 1 in its entirety and replacing it with the following:

            "Section 1. Authorized Capital. The total number of shares of shares of all classes of capital stock which the Corporation shall have authority to issue is 76,000,000 of which 75,000,000 shares shall be common stock of the par value of $.01 per share (the "Common Stock") and 1,000,000 shares shall be preferred stock of the par value of $.01 per share (the "Preferred Stock").


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

                                                                PRELIMINARY COPY

                                      PROXY

                        AQUIS COMMUNICATIONS GROUP, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

            The undersigned hereby constitutes and appoints John X. Adiletta, D. Brian Plunkett and Monte Engler, and each of them, the attorneys and proxies, each with full power of substitution, to represent and act for the undersigned at the special meeting of Stockholders of Aquis Communications Group, Inc. ("Aquis") to be held on Thursday, July 29, 1999 at 10:00 A.M. EST, New York time, and at any adjournment thereof, and to vote all of the shares of Common Stock (the "Common Stock") which the undersigned would be entitled to vote, if personally present, at said meeting, and with all other powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting, including the items set forth on the reverse side:

       (continued, and to be marked, dated and signed, on the other side)

----
        Please mark
 |X|   your votes as
           this.
----

                                                       FOR   AGAINST  ABSTAIN
1.    Approval of a proposal to authorize an           |_|     |_|      |_|
      Amendment to Aquis' Restated
      Certificate of Incorporation to
      increase the number of authorized
      shares of Common Stock.

2.    In their discretion, the Proxies are             |_|     |_|      |_|
      authorized to vote upon such other
      business as may properly come before
      the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

(PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.)

(Signature)_________________________________________________DATED_________1999

(Signature if held jointly)_________________________________DATED_________1999

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.